Share capital	9 Months Ended
Sep. 30, 2023
Equity [Abstract]
Share capital	Share capital
The Company can acquire up to 10% of its outstanding ordinary shares (by way of redemption), in accordance with Irish law and the Company’s constitutional documents through open market share acquisitions.

On February 18, 2022, the Company commenced a share buyback program which was fully complete at March 31, 2022. Under this buyback program, 420,530 ordinary shares were redeemed by the Company for total consideration of $100.0 million. The buyback program gives a broker authority to acquire the Company’s ordinary shares from time to time on the open market in accordance with agreed terms and limitations. All ordinary shares that were redeemed under the buyback program were canceled in accordance with the Constitution of the Company and the nominal value of these shares transferred to other undenominated capital reserve as required under Irish Company Law.